                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A2


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 17, 1996

                                KCS ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     1-11698                  22-2889587
       (State or other           (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                               Identification No.)

                              379 Thornall Street
                            Edison, New Jersey 08837
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (908) 632-1770

                                 Not applicable
         (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets



       KCS Energy, Inc. has previously announced (see Exhibits 99.1 and 99.2 previously filed with this report) that it entered into a letter of intent on October 17,1996 and a Stock Purchase Agreement on November 14, 1996 to acquire all of the outstanding stock of Medallion.



       On January 3, 1996, the Company announced it had completed the acquisition of Medallion for a total purchase price of approximately $210 million (adjusted at closing to reflect Medallion's operations subsequent to the July 1, 1996 effective date) in cash and warrants to purchase 435,000 shares of common stock of the Company. The warrants have a four-year term and an exercise price of $45 per share. The cash portion of the purchase price was funded with $55.5 million under the Company's existing revolving credit facility (with Canadian Imperial Bank of Commerce and Bank One, Texas, National Association and) and $105 million under a new revolving credit agreement with a group of banks (led by Canadian Imperial Bank of Commerce) entered into in connection with the acquisition and paid the balance of the purchase price with available cash.



       Financial statements of Medallion through June 30, 1996 and certain pro forma financial information through June 30, 1996 reflecting the combined operations of the Company and Medallion have been previously filed with this report. Financial statements of Medallion and pro forma information through September 30, 1996 have also been previously filed with this report and revised pro forma information is being filed herewith. These statements and the pro forma information are also reflected in a Registration Statement on Amendment No. 2 to Form S-3 that is being filed with the Securities and Exchange Commission on the date hereof.

Item 7.  Financial Statements and Exhibits.

(b)  Pro forma financial information.

                        PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma financial information is derived from the historical financial statements of KCS Energy, Inc., the InterCoast Entities (Medallion) and the Sawyer Canyon Properties included elsewhere in this report.


     The unaudited Pro Forma Statement of Consolidated Income for the year ended December 31, 1995 reflects (i) the Company's Rocky Mountain Acquisition and Michigan Acquisition, (ii) the sale of the Senior Notes, (iii) the Medallion Acquisition (which includes Medallion's acquisition of the Sawyer Canyon Properties in April 1996) and (iv) the Offerings and the application of the estimated net proceeds therefrom as if each transaction had occurred on January 1, 1995.



     The unaudited Pro Forma Statement of Consolidated Income for the nine months ended September 30, 1996 reflects the Medallion Acquisition (which includes Medallion's acquisition of the Sawyer Canyon Properties in April 1996), the Offerings and the application of the estimated net proceeds therefrom as if each transaction had occurred on January 1, 1995.



     The unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1996 reflects the Medallion Acquisition, the Offerings and the application of the estimated net proceeds therefrom as if each transaction had occurred on September 30, 1996.



        The unaudited pro forma financial data should be read in conjunction with the notes thereto and the Consolidated Financial Statements of the Company (including the notes thereto) previously filed with the Securities and Exchange Commission. The unaudited pro forma financial data does not purport to be indicative of the financial position or results of operations that would actually have occurred if the transactions described had occurred as presented in such statements or that may be obtained in the future. In addition, future results may vary significantly from the results reflected in such statements due to normal crude oil and gas production declines, changes in prices received for crude oil and gas, future acquisitions and dispositions of reserves, changes in estimates of reserves and of the future net revenues therefrom and other factors.

                                KCS ENERGY, INC.

                   PRO FORMA STATEMENT OF CONSOLIDATED INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
            (UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                         KCS
                                                     ACQUISITIONS
                                                       AND NOTE            KCS                                        MEDALLION
                                          KCS          OFFERING         PRO FORMA     MEDALLION       MEDALLION       PRO FORMA
                                      HISTORICAL     ADJUSTMENTS         COMBINED     HISTORICAL    ACQUISITIONS       COMBINED
                                      -----------    ------------       ----------    ----------    -------------     ----------
Revenue.............................. $  449,965      $   15,035(a)     $ 465,000     $  73,460      $    72,881(a)   $ 146,341
Operating costs and expenses:
 Cost of natural gas sales...........    356,186              --          356,186        24,361           57,216(a)      81,577
 Other operating and administrative
   expenses..........................     18,669           4,769(a)        23,438        17,210            4,024(a)      21,234
 Depreciation, depletion and
   amortization......................     39,209           5,207(b)        44,416        21,705               --         21,705
                                      -----------     ----------        ---------     ----------     -----------      ---------
 Operating costs and expenses........    414,064           9,976          424,040        63,276           61,240        124,516
                                      -----------     ----------        ---------     ----------     -----------      ---------
   Operating income..................     35,901           5,059           40,960        10,184           11,641         21,825
Interest and other income, net.......      3,713              --            3,713            --               --             --
Interest expense.....................     (7,732)        (11,108)(c)      (18,840)           --               --             --
                                      -----------     ----------        ---------     ----------     -----------      ---------
Income before income taxes
 (benefit)...........................     31,882          (6,049)          25,833        10,184           11,641         21,825
Federal and state income taxes
 (benefit)...........................     10,576          (2,117)(e)        8,459         3,638            4,074(e)       7,712
                                      -----------     ----------        ---------     ----------     -----------      ---------
     Net income (loss)............... $   21,306      $   (3,932)       $  17,374     $   6,546      $     7,567      $  14,113
                                      ===========     ==========        =========     ==========     ===========      =========
Earnings per share................... $     1.81
                                      ===========
Average shares outstanding........... 11,760,701
                                      ===========


                                       ACQUISITION
                                        AND OTHER       PRO FORMA
                                       ADJUSTMENTS     AS ADJUSTED
                                       ------------    ------------
Revenue..............................   $       --      $  611,341
Operating costs and expenses:
 Cost of natural gas sales...........           --         437,763
 Other operating and administrative
   expenses..........................           --          44,672
 Depreciation, depletion and
   amortization......................          611(b)       66,732
                                        ----------      ----------
 Operating costs and expenses........          611         549,167
                                        ----------      ----------
   Operating income..................         (611)         62,174
Interest and other income, net.......           --           3,713
Interest expense.....................       (7,530)(d)     (26,370)
                                        ----------      ----------
Income before income taxes
 (benefit)...........................       (8,141)         39,517
Federal and state income taxes
 (benefit)...........................       (2,849)(e)      13,322
                                        ----------      ----------
     Net income (loss)...............   $   (5,292)     $   26,195
                                        ==========      ==========
Earnings per share...................                   $     1.77
                                                        ==========
Average shares outstanding...........    3,000,000      14,760,701
                                        ==========      ==========


See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

                                KCS ENERGY, INC.

                   PRO FORMA STATEMENT OF CONSOLIDATED INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
            (UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                                                        MEDALLION    ACQUISITION
                                            KCS        MEDALLION     SAWYER CANYON      PRO FORMA     AND OTHER        PRO FORMA
                                        HISTORICAL    HISTORICAL     PROPERTIES(F)      COMBINED     ADJUSTMENTS      AS ADJUSTED
                                        -----------   -----------   ----------------   -----------   -----------      -----------
Revenue...............................  $   316,604   $   160,508     $      3,740     $   164,248   $        --      $   480,852
Operating costs and expenses:
  Cost of natural gas sales...........      231,063       106,546               --         106,546            --          337,609
  Other operating and administrative
    expenses..........................       19,427        15,883              645          16,528            --           35,955
  Depreciation, depletion and
    amortization......................       33,933        20,360               --          20,360            84(g)        54,377
                                        -----------   -----------      -----------     -----------   -----------      -----------
  Operating costs and expenses........      284,423       142,789              645         143,434            84          427,941
                                        -----------   -----------      -----------     -----------   -----------      -----------
    Operating income..................       32,181        17,719            3,095          20,814           (84)          52,911
Interest and other income, net........        4,850            --               --              --            --            4,850
Interest expense......................      (13,858)         (992)              --            (992)       (3,750)(h)      (18,600)
                                        -----------   -----------      -----------     -----------   -----------      -----------
Income before income taxes
  (benefit)...........................       23,173        16,727            3,095          19,822        (3,834)          39,161
Federal and state income taxes
  (benefit)...........................        8,367         5,973            1,083(i)        7,056        (1,342)(i)       14,081
                                        -----------   -----------      -----------     -----------   -----------      -----------
         Net income (loss)............  $    14,806   $    10,754     $      2,012     $    12,766   $    (2,492)     $    25,080
                                        ===========   ===========      ===========     ===========   ===========      ===========
Earnings per share....................  $      1.25                                                                   $      1.68
                                        ===========                                                                   ===========
Average shares outstanding............   11,886,434                                                    3,000,000       14,886,434
                                        ===========                                                  ===========      ===========


See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

                                KCS ENERGY, INC.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1996
                       (UNAUDITED, DOLLARS IN THOUSANDS)


                                                                    ACQUISITION
                                         KCS         MEDALLION       AND OTHER          PRO FORMA      OFFERING        PRO FORMA
                                      HISTORICAL     HISTORICAL     ADJUSTMENTS         COMBINED      ADJUSTMENTS     AS ADJUSTED
                                      ----------     ----------     -----------         ---------     -----------     -----------
                                                             ASSETS
Current assets:
  Cash and cash equivalents.........   $ 53,597       $  3,542      $  (50,030) (m)     $  7,109      $       --       $   7,109
  Trade accounts receivable, net....     39,146         29,740              --            68,886              --          68,886
  Fuel inventories..................        884             --              --               884              --             884
  Other current assets..............      5,055          2,332              --             7,387              --           7,387
                                       --------       --------       ---------          --------       ---------        --------
    Current assets..................     98,682         35,614         (50,030)           84,266              --          84,266
Property, plant and equipment, net:
  Oil and gas properties, net.......    206,308        199,427          (5,152) (j)      400,583              --         400,583
  Natural gas transportation
    systems, net....................     22,296          2,950           2,050 (j)        27,296              --          27,296
  Other property, plant and
    equipment.......................      2,979          1,174            (674) (j)        3,479              --           3,479
                                       --------       --------       ---------          --------       ---------        --------
    Property, plant and equipment,
      net...........................    231,583        203,551          (3,776)          431,358              --         431,358
                                       --------       --------       ---------          --------       ---------        --------
Investments and other assets........     10,887          5,066          (3,266) (j)       12,687              --          12,687
                                       --------       --------       ---------          --------       ---------        --------
                                       $341,152       $244,231      $  (57,072)         $528,311      $       --       $ 528,311
                                       ========       ========       =========          ========       =========        ========

                                                LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable..................   $ 34,680       $ 21,461      $       --          $ 56,141      $       --       $  56,141
  Accrued liabilities...............      7,032          4,187              --            11,219              --          11,219
                                       --------       --------       ---------          --------       ---------        --------
    Current liabilities.............     41,712         25,648              --            67,360              --          67,360
Deferred credits and other
  liabilities.......................     33,298         31,866         (31,866) (j)       33,298              --          33,298
Long-term debt......................    149,830         52,402         104,111 (k)(m)    306,343        (101,706) (n)    204,637
Stockholders' equity:
  Preferred stock...................         --             --              --                --              --              --
  Common stock......................        125              3              (3) (j)          125              30 (n)         155
  Additional paid-in capital........     25,997        100,769         (95,771) (l)       30,995         101,676 (n)     132,671
  Retained earnings.................     93,578         33,543         (33,543) (j)       93,578              --          93,578
  Less treasury stock...............     (3,388)            --              --            (3,388)             --          (3,388)
                                       --------       --------       ---------          --------       ---------        --------
        Total stockholders'
          equity....................    116,312        134,315        (129,317)          121,310         101,706         223,016
                                       --------       --------       ---------          --------       ---------        --------
                                       $341,152       $244,231      $  (57,072)         $528,311      $       --       $ 528,311
                                       ========       ========       =========          ========       =========        ========


See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

                                KCS ENERGY, INC.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)

     The accompanying pro forma financial statements have been prepared to reflect certain adjustments to the historical consolidated financial statements of the Company.

Unaudited Pro Forma Statement of Consolidated Income for the Year Ended December 31, 1995:

          (a) Adjustments to reflect revenues, cost of sales and other operating expenses from January 1, 1995, until the dates of the Rocky Mountain Acquisition and the Michigan Acquisition by the Company, the Sawyer Canyon and other acquisitions of Medallion, and the Medallion Acquisition by the Company.

          (b) Adjustments to reflect depreciation, depletion and amortization expense calculated using the future gross revenue method applied to the adjusted basis of the acquired properties and entities using the purchase method of accounting.

          (c) Adjustment to reflect additional interest expense calculated, assuming the Company's As Adjusted debt balance at December 31, 1995 ($170,529), was outstanding for the entire year, including amortization of deferred financing cost.


          (d) Adjustment to reflect incremental interest expense under the Bank Credit Facilities ($15,488) to fund the $206,543 cash payment for the Medallion Acquisition, and to reflect the interest expense savings ($7,958) a result of the application of the estimated net proceeds of $101,706 from the Offerings (approximately $107,625 in gross proceeds net of $5,919 in estimated underwriting discount and expenses assuming an offering price of $35.875 per share).



          (e) Adjustments to the provision for income taxes related to the above adjustments.


Unaudited Pro Forma Statement of Consolidated Income for the Nine Months ended September 30, 1996:

          (f) Reflects results of operations for the Sawyer Canyon Properties for the three months ended March 31, 1996, prior to their acquisition by Medallion on April 1, 1996.

          (g) Adjustment to reflect depreciation, depletion and amortization expense calculated using the future gross revenue method applied to the adjusted basis of the Medallion Acquisition using the purchase method of accounting.


          (h) Adjustment to reflect interest expense savings ($1,915) based on the assumption that the September 30, 1996 debt balance had been outstanding for the entire nine-month period, to reflect incremental interest expense under the Bank Credit Facilities ($11,616) to fund the $206,543 cash payment for the Medallion Acquisition, and to reflect the interest expense savings ($5,951) as a result of the application of the estimated net proceeds of $101,706 from the Offerings.


          (i) Adjustment to the provision for income taxes related to the above adjustments.

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1996:

          (j) Adjustment to (i) eliminate the historical basis of certain assets and liabilities of Medallion and (ii) reflect the adjusted basis of these items using the purchase method of accounting. (See detail of the purchase price and related allocation to assets and liabilities in the table below.)


          (k) Adjustment to reflect the elimination of the historical debt of Medallion of $52,402 and additional debt under the Bank Credit Facilities of $206,543 used to fund a portion of the Medallion Acquisition.



          (l) Adjustment to reflect the elimination of the historical paid-in capital of Medallion and the issuance of warrants to purchase 435,000 shares of Common Stock granted in connection with the Medallion Acquisition presented at estimated fair value ($4,998).

                                KCS ENERGY, INC.



 NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                             (DOLLARS IN THOUSANDS)



          (m) Reflects the application of $50,030 from cash to reduce long-term debt.



          (n) Adjustment to reflect the application of the estimated net proceeds of $101,706 from the Offerings to reduce long-term debt.



The following table summarizes elements of the Medallion Acquisition, which was accounted for by the Company as a purchase transaction:



        Consideration:
          Cash Purchase Price.............................................  $209,396
          Adjustment to reflect free cash flow from
             Medallion's operations subsequent to the effective date of
             July 1, 1996 and through September 30, 1996..................    (2,853)
          Cash paid to seller.............................................   206,543
          Common stock warrants issued to seller..........................     4,998
        Liabilities Assumed:
          Current liabilities.............................................    25,648
        Assets Acquired:
          Current assets..................................................   (35,614)
          Other assets....................................................    (1,800)
                                                                            --------
                                                                            $199,775
                                                                            ========

(c)  Exhibits.

Exhibit No.                              Exhibits
-----------                              --------


 2.2 First Amendment to Stock Purchase Agreement dated December 31, 1996 by and between the Registrant, InterCoast Energy Company and InterCoast Gas Services Company.



 2.3 Second Amendment to Stock Purchase Agreement dated January 2, 1997 by and between the Registrant, InterCoast Energy Company and Intercoast Gas Service Company.



99.3          Press released dated January 3, 1997.




                                   SIGNATURE

        Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 9, 1997                 KCS ENERGY, INC.

                                        (Registrant)

                                        /s/ HENRY A. JURAND
                                        --------------------------------------
                                        (Signature)
                                        Henry A. Jurand
                                        Vice President, Chief Financial Officer
                                        and Secretary

                              INDEX TO EXHIBITS


Exhibit No.                              Exhibits
-----------                              --------


 2.2 First Amendment to Stock Purchase Agreement dated December 31, 1996 by and between the Registrant, InterCoast Energy Company and InterCoast Gas Services Company.



 2.3 Second Amendment to Stock Purchase Agreement dated January 2, 1997 by and between the Registrant, InterCoast Energy Company and InterCoast Gas Service Company.



99.3          Press released dated January 3, 1997.